SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  July 8, 2002


                     BIO-RAD LABORATORIES, INC.
   _________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)


   A Delaware Corporation             1-7928              94-1381833
   _________________________________________________________________
   (State or Other Jurisdiction     (Commission        (IRS Employer
      of Incorporation)              File  Number)  Identification No.)


   1000 Alfred Nobel Drive, Hercules, California               94547
   _________________________________________________________________
   (Address of Principal Executive Offices)                 (Zip Code)

   Registrant's telephone number, including area code  (510)724-7000


                               No Change
   _________________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

On July 8, 2002, Bio-Rad Laboratories, Inc. ("Bio-Rad") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants, and appointed Deloitte & Touche LLP ("Deloitte & Touche") as its new independent public accountants. The decision to change independent public accountants was recommended by the Audit Committee and approved by the Board of Directors of Bio-Rad.

The report of Andersen for the fiscal years ended December 31, 2001 and 2000 contained no adverse opinions, disclaimer of opinion or qualifications or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and 2000, and the interim period from January 1, 2002 through July 8, 2002 there were no disagreements between Bio-Rad and Andersen on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen would have caused it to make reference to the subject matter of the disagreement in connection with its report.

No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within Bio-Rad's fiscal years ending December 31, 2001 and 2000 or the period January 1, 2002 through July 8, 2002.

Bio-Rad has provided Andersen with a copy of the foregoing disclosures and requested a letter from Andersen addressed to the Securities and Exchange Commission stating whether it agrees with such statements. Andersen has orally advised the Company that due to recent events impacting Andersen's infrastructure it is unable to issue such a letter.

Bio-Rad did not consult with Deloitte & Touche during the fiscal years ended December 31, 2001 and 2000, and the interim period from January 1, 2002 through July 8, 2002 on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Exhibits

    16.0  Press release dated July 9, 2002

          Bio-Rad Selects Deloitte and Touche LLP As Independent
          Public Accountants.

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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIO-RAD LABORATORIES, INC.
                                       (Registrant)

Date:  July 9, 2002                    by:  /s/ Sadford S. Wadler
                                            ---------------------
                                            Sanford S. Wadler,
                                            Vice President, General Counsel
                                            and Secretary

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